UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 31, 2022

Date of Report (Date of earliest event reported)

BIOAFFINITY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41463	46-5211056
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

22211 W Interstate 10

Suite 1206

San Antonio, Texas 78257

(210) 698-5334

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.007 per share	BIAF	The Nasdaq Stock Market LLC
Tradeable Warrants to purchase Common Stock	BIAFW	The Nasdaq Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 1.01 Entry into a Material Definitive Agreement.

On August 31, 2022, bioAffinity Technologies, Inc., a Delaware corporation (the “Company”), entered into an Underwriting Agreement with WallachBeth Capital, LLC, as representative of the underwriters listed on Schedule I thereto (the “Underwriting Agreement”), relating to the Company’s initial public offering (the “Offering”) of 1,282,600 units (the “Units”) at an offering price of $6.125 per Unit (the “Offering Price”). Each Unit consists of (i) one share of common stock of the Company, par value $0.007 per share (“Common Stock”), (ii) one tradeable warrant (a “Tradeable Warrant”) exercisable for the purchase of one share of Common Stock at an exercise price of $7.35 per share, and (iii) one non-tradeable warrant (a “Non-tradeable Warrant”; together with each Tradeable Warrant, the “Warrants”) exercisable for the purchase of one share of Common Stock at an exercise price of $7.656 per share.

The Units were offered and sold pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-264463), originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 25, 2022 and later amended (as amended, the “Registration Statement”). The Registration Statement was declared effective by the Commission on August 29, 2022. The closing of the Offering for the Units took place on September 6, 2022. A final prospectus describing the terms of the offering was filed with the Commission on September 2, 2022, and is available on the Commission’s website located at http://www.sec.gov.

The Company’s Common Stock and Tradeable Warrants commenced trading on the Nasdaq Capital Market on September 1, 2022 under the symbols “BIAF” and “BIAFW,” respectively. The sale of Units in the Offering generated gross proceeds to the Company of $7,855,925 before deducting underwriting discounts, commissions, and other estimated offering expenses. The Company intends to use the net proceeds from the Offering for working capital and for general corporate purposes, which may include product and test development, general and administrative matters, and capital expenditures.

The Underwriting Agreement contains customary representations and warranties that the parties thereto made to, and solely for the benefit of, the other party in the context of all of the terms and conditions of that Underwriting Agreement and in the context of the specific relationship between the parties. The provisions of the Underwriting Agreement and schedules and exhibits thereto, including the representations and warranties contained therein respectively, are not for the benefit of any party other than the parties to such documents and agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Commission. A form of the Underwriting Agreement was previously filed as an exhibit to the Registration Statement. The description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the final, executed Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Forms of the Tradeable Warrant and the Non-tradeable Warrant were previously filed as exhibits to the Registration Statement. The previously filed forms of the Warrants have been replaced and superseded by the final forms for the Warrants which are filed as Exhibits 4.1 and 4.2 to this Form 8-K and incorporated herein by reference.

On September 6, 2022, the Company entered into a Warrant Agent Agreement with VStock Transfer, LLC, as warrant agent (the “Warrant Agent”; such agreement, the “Warrant Agent Agreement”). The Warrant Agent Agreement sets forth the procedures for registering, transferring and exercising the Warrants, the procedure for amending the Warrant Agent Agreement, and the terms of the Company’s indemnification of the Warrant Agent. A form of the Warrant Agent Agreement was previously filed as an exhibit to the Registration Statement. The description of the Warrant Agent Agreement is qualified in its entirety by reference to the full text of the final, executed Warrant Agent Agreement, a copy of which is filed as Exhibit 4.3 to this Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

Update on Company’s Intellectual Property Portfolio

The Registration Statement and the final prospectus describing the terms of the Offering included information about the Company’s intellectual property portfolio. The Company disclosed that two of its U.S. patents would expire in 2022. In fact, one of the Company’s U.S. patents relating to the Company’s diagnostic test called CyPath® Lung and the method for making a solution of the porphyrin called meso-tetra (4-carboxyphenyl) porphine or “TCPP” expired in August 2022. The expired patent will not have a material adverse effect on the Company’s business, financial condition or results of operations. There are other ways of making a TCPP solution for the same purpose and there will be a continued ability to do so in the absence of the expired patent.

Recent Press Releases

On September 1, 2022, the Company issued a press releases announcing that it had priced the underwritten public offering described in Item 1.01 of this Form 8-K. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On September 6, 2022, the Company issued a press release announcing that it had closed its underwritten public offering described in Item 1.01 of this Form 8-K. The Company’s press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 31, 2022, by and between the Company and WallachBeth Capital, LLC.
4.1	Form of Tradeable Common Stock Purchase Warrant, issued as part of the Units sold in the Offering pursuant to the Underwriting Agreement.
4.2	Form of Non-tradeable Common Stock Purchase Warrant, issued as part of the Units sold in the Offering pursuant to the Underwriting Agreement.
4.3	Warrant Agent Agreement, dated September 6, 2022, by and between the Company and VStock Transfer, LLC for the Warrants issued as part of the Units sold in the Offering pursuant to the Underwriting Agreement.
99.1	Press Release of bioAffinity Technologies, Inc., dated September 1, 2022.
99.2	Press Release of bioAffinity Technologies, Inc., dated September 6, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOAFFINITY TECHNOLOGIES, INC.

By:	/s/ Maria Zannes
Maria Zannes
President and Chief Executive Officer

Dated: September 6, 2022